UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a‑12

SIGA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIGA Technologies, Inc.
31 East 62nd Street
New York, New York 10065
(212) 672-9100

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 16, 2020

The following Notice of Change of Location (the “Notice”) supplements and relates to the proxy statement (the “Proxy Statement”) of SIGA Technologies, Inc. (the “Company”), dated April 28, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders to be held on Tuesday, June 16, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about June 1, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND
ORIGINAL NOTICE

NOTICE OF CHANGE OF LOCATION OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 16, 2020

SIGA Changes its 2020 Annual Meeting of Stockholders to Virtual Format

June 1, 2020

NEW YORK -- SIGA Technologies, Inc. (SIGA) (NASDAQ: SIGA), a commercial-stage pharmaceutical company focused on the health security market, today announced that it will host its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) as a virtual-only meeting that will be held via live audio webcast due to the public health and safety concerns related to the COVID-19 pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees, and others.

The previously announced date and time of the Annual Meeting, Tuesday, June 16, 2020 at 10:30 a.m. Eastern Daylight Time, as disclosed in the proxy materials previously distributed by the Company, has not changed. Stockholders will not be able to attend the Annual Meeting in person.  A notice regarding this change to a virtual meeting format is being filed with the Securities and Exchange Commission together with this press release.

Attending the Meeting; Process for Submitting Questions

Stockholders as of the close of business on April 24, 2020 are entitled to attend the Annual Meeting. Stockholders of record wishing to attend the annual meeting may do so by visiting https://web.lumiagm.com/294073489, entering the 11-digit control number included on the proxy card, voting instruction form or notice they previously received and entering the password “siga2020” (the password is case sensitive). Stockholders holding their shares through a broker, bank or other intermediary as of the close of business on April 24, 2020 and wishing to attend may do so by visiting the same website, by logging in as a guest and providing the additional identifying information requested at such time. All stockholders may log into the meeting platform beginning at 10:15 a.m. Eastern Time on June 16, 2020. If you have questions regarding access to the annual meeting, please visit https://go.lumiglobal.com/faq.

Prior to the Annual Meeting, stockholders may submit questions relating to the subject matter of the meeting via email to annualmeetingquestion@siga.com.  All questions from stockholders must be received by 5:00 p.m. Eastern Time on Thursday, June 11, 2020.  Questions will be answered depending on the availability of time and members of management participating in the Annual Meeting.

Voting

All stockholders, whether or not planning to attend the virtual Annual Meeting, will be required to vote promptly in advance of the meeting by using one of the methods described in the proxy materials for voting prior to the Annual Meeting. The proxy card included with the previously distributed proxy materials will not be reissued and may continue to be used to vote shares in connection with the Annual Meeting.  Stockholders who have already voted do not need to take any additional action.  Stockholders who have not yet voted are urged to submit their votes promptly, as voting will not be available during the meeting.

ABOUT SIGA TECHNOLOGIES, INC. and TPOXX®

SIGA Technologies, Inc. is a commercial-stage pharmaceutical company focused on the health security market. Health security comprises countermeasures for biological, chemical, radiological and nuclear attacks (biodefense market), vaccines and therapies for emerging infectious diseases, and health preparedness. Our lead product is TPOXX®, also known as tecovirimat and ST-246®, an orally administered and IV formulation antiviral drug for the treatment of human smallpox disease caused by variola virus. TPOXX is a novel small-molecule drug and the US maintains a stockpile of TPOXX in the Strategic National Stockpile under Project BioShield. The oral formulation of TPOXX was approved by the FDA for the treatment of smallpox in 2018. The full label is here https://www.accessdata.fda.gov/drugsatfda_docs/label/2018/208627s000lbl.pdf.  In September 2018, SIGA signed a contract of more than $600 million with the Biomedical Advanced Research and Development Authority (BARDA), part of the office of the Assistant Secretary for Preparedness and Response within the U.S. Department of Health and Human Services, for additional procurement and development related to both oral and intravenous formulations of TPOXX. For more information about SIGA, please visit www.siga.com.

ABOUT SMALLPOXi

Smallpox is a contagious, disfiguring and often deadly disease that has affected humans for thousands of years. Naturally-occurring smallpox was eradicated worldwide by 1980, the result of an unprecedented global immunization campaign. Samples of smallpox virus have been kept for research purposes. This has led to concerns that smallpox could someday be used as a biological warfare agent. A vaccine can prevent smallpox, but the risk of the current vaccine’s side effects is too high to justify routine vaccination for people at low risk of exposure to the smallpox virus.

i http://www.mayoclinic.org/diseases-conditions/smallpox/basics/definition/con-20022769

FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are subject to various known and unknown risks and uncertainties, and SIGA cautions you that any forward-looking information provided by or on behalf of SIGA is not a guarantee of future performance. More detailed information about SIGA and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this press release, is set forth in SIGA’s filings with the Securities and Exchange Commission, including SIGA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in other documents that SIGA has filed with the SEC. SIGA urges investors and security holders to read those documents free of charge at the SEC’s web site at http://www.sec.gov. Interested parties may also obtain those documents free of charge from SIGA. Forward-looking statements are current only as of the date on which such statements were made, and except for our ongoing obligations under the United States of America federal securities laws, we undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events, or otherwise.

The information contained in this press release does not necessarily reflect the position or the policy of the Government and no official endorsement should be inferred.

Contacts:

Investors
David Carey
212-867-1768
david.carey@finnpartners.com

Media
Stephanie Seiler
206-713-0124
stephanie.seiler@finnpartners.com